                                                                      Exhibit 11
                           ERGO SCIENCE CORPORATION

                  STATEMENT RE COMPUTATION OF LOSS PER SHARE

                                                                    Historical
                                                                     Weighted
                                                                      Average
                   Type of Security                                   Shares
              ---------------------------                           -----------
Company, for the three months ended September 30, 1995:
  Common stock outstanding beginning of the quarter..............    2,656,425
  Issuance of cheap stock(1).....................................    1,231,413
                                                                    ----------
    Weighted average common shares outstanding...................    3,887,838
                                                                    ==========

Company, for the nine months ended September 30, 1995:
  Common stock outstanding beginning of the year.................    2,500,025
  Issuance of cheap stock(1).....................................    1,231,413
  Weighted average common stock issued during period.............      156,400
                                                                    ----------
    Weighted average common shares outstanding...................    3,887,838
                                                                    ==========

Company, for the three months ended September 30, 1996:
  Common stock outstanding beginning of the quarter..............   10,168,080
  Weighted average common stock issued during period.............    1,466,863
                                                                    ----------
    Weighted average common shares outstanding...................   11,634,943
                                                                    ==========

Company, for the nine months ended September 30, 1996:
  Common stock outstanding beginning of the year.................   10,145,580
  Weighted average common stock issued during period.............      507,989
                                                                    ----------
    Weighted average common shares outstanding...................   10,653,569
                                                                    ==========

---------------

(1) Pursuant to Securities and Exchange Commission Staff Bulletin No. 83, stock options issued during the twelve month period prior to the initial filing date of the Company's Registration Statement at exercise prices below the assumed initial public offering price of $9.00 have been included in the calculation of common equivalent shares using the treasury stock method, as if they were outstanding for all periods presented.